SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2017

                                 EnviroStar, Inc.

(Exact name of registrant as specified in its charter)

                                 Delaware

(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida 33138

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

                                            Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 8, 2017, EnviroStar, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Tri-State Technical Services, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the “Buyer”), and Matt Stephenson (the “Seller”) and Tri-State Technical Services, Inc., a Georgia corporation (“Tri-State”, and collectively with the Seller, the “Selling Group”). Pursuant to the Asset Purchase Agreement, the Buyer has agreed to acquire substantially all of the assets and assume certain liabilities of Tri-State (the “Transaction”).

Subject to certain working capital and other adjustments, the consideration for the Transaction will be equal to $16,500,000 (the “Purchase Price”) consisting of: (i) $8,250,000 in cash (the “Cash Amount”), of which $2,100,000 (the “Escrow Amount”) will be deposited in an escrow account for no less than 24 months after the date of the closing of the Transaction (subject to extension in certain circumstances); and (ii) 338,115 shares (the “Stock Consideration”) of the Company’s common stock, par value $0.025 per share (the “Common Stock”). The Company intends to fund the Cash Amount with cash on-hand and the Company’s Revolving Line of Credit.

The Asset Purchase Agreement contains representations, warranties and covenants customary for a transaction of this size and nature. Subject to certain limitations, the Selling Group, on the one hand, and the Company and Buyer, on the other hand, have agreed to indemnify each other for breaches of representations, warranties and covenants and other specified matters, and the Selling Group’s indemnification obligations are secured, in part, by the Escrow Amount.

The Asset Purchase Agreement contains certain termination rights for the Company and the Selling Group, including, but not limited to, (i) by mutual written agreement; (ii) if the closing has not occurred on or before December 31, 2017; and (iii) the non-performance of any material covenant or other agreement set forth in the Asset Purchase Agreement after an opportunity to cure in some cases.

As a condition to the closing of the Transaction, the Seller Group, Symmetric Capital, LLC (“Symmetric I”), Symmetric Capital II, LLC (“Symmetric II” and collectively with Symmetric I, “Symmetric”) and certain of Symmetric’s affiliates, including Henry M. Nahmad, the Manager of Symmetric I and Symmetric II and Chief Executive Officer of the Company, will enter into a Stockholders Agreement with the Company (the “Stockholders Agreement”), pursuant to which, among other things, the Seller Group will agree to vote all shares of Common Stock owned by it or him at any time during the term of the Stockholders Agreement in accordance with the recommendations or directions of the Company’s Board of Directors and grant to the Company and its designees, an irrevocable proxy and power of attorney in furtherance thereof. The Stockholders Agreement will contact certain transfer restrictions with respect to the shares of Common Stock held by the Seller Group. The Stockholders Agreement will also include certain tag-along provisions with respect to certain proposed sales of Common Stock by Symmetric and its affiliates. The Stockholders Agreement will have a term of five years, subject to earlier termination under certain circumstances.

The Company expects the closing of the Transaction to occur within 45 days, subject to certain closing conditions, including, but not limited to, (i) the approval by the NYSE American of the listing of the Stock Consideration to be issued at the closing of the Transaction; (ii) the accuracy of the representations and warranties of the parties; and (iii) the parties’ performance and compliance in all material respects with the agreements and covenants contained in the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement is a summary only, does not purport to be complete, and is subject to, and qualified in its entirety by reference, to the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Asset Purchase Agreement contains representations and warranties made by the parties as of specific dates and solely for their benefit. The representations and warranties reflect negotiations between the parties and are not intended as statements of fact to be relied upon by the Company’s stockholders or any other person or entity other than the parties to the Asset Purchase Agreement and, in certain cases, represent allocation decisions among the parties and are modified or qualified by correspondence or confidential disclosures made between the parties in connection with the negotiation of the Asset Purchase Agreement (which disclosures are not reflected in the Asset Purchase Agreement itself, may not be true as of any date other than the date made, or may apply standards of materiality in a way that is different from what may be viewed as material by stockholders). Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and stockholders should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Stock Consideration will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering. The issuance of the Stock Consideration will not be a public offering for purposes of Section 4(a)(2) because of its being made only to the Seller, his status as an accredited investor, and the manner of the issuance, including that the Company did not, and will not, engage in general solicitation or advertising with regard to the issuance of the Stock Consideration and did not, and will not, offer any of the shares to the public in connection with the issuance.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

2.1	Asset Purchase Agreement, dated as of September 8, 2016, by and among EnviroStar, Inc. and Tri-State Technical Services, Inc., a wholly owned subsidiary of EnviroStar, Inc., on the one hand, and Matt Stephenson and Tri-State Technical Services, Inc., on the other hand (The schedules and exhibits to the Asset Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. EnviroStar, Inc. agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted schedule or exhibit).

99.1	Press release of EnviroStar, Inc., dated September 11, 2017.

Forward Looking Statements

Except for the historical matters contained herein, statements in this Current Report on Form 8-K are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that may cause actual results, trends, performance or achievements of the Company, or industry trends and results, to differ from the future results, trends, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, among others, those relating to the proposed Transaction described in this Current Report on Form 8-K, including that the potential benefits of the proposed Transaction may not be realized to the extent anticipated or at all, integration risks, risks related to the business, operations and prospects of Tri-State, and the risk that the conditions to closing the proposed Transaction may not be satisfied and that the proposed Transaction may not otherwise be consummated when expected, in accordance with the contemplated terms, or at all, and the risks related to the Company’s operations, results, financial condition and growth strategy. Reference is also made to other economic, competitive, governmental, technological and other risks and factors discussed in the Company’s filings with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended June 30, 2016 filed with the SEC on September 20, 2016. Many of these risks and factors are beyond the Company’s control. In addition, past performance and perceived trends may not be indicative of future results. The Company cautions that the foregoing factors are not exclusive. Any forward-looking statements relating to the proposed Transaction are based on the Company’s current expectations, assumptions, estimates and projections and involve significant risks and uncertainties, including the many variables that may impact or are related to consummation of the Transaction. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: September 11, 2017	By:	/s/ Henry M. Nahmad
Henry Nahmad,
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of September 8, 2016, by and among EnviroStar, Inc. and Tri-State Technical Services, Inc., a wholly owned subsidiary of EnviroStar, Inc., on the one hand, and Matt Stephenson and Tri-State Technical Services, Inc., on the other hand (The schedules and exhibits to the Asset Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. EnviroStar, Inc. agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted schedule or exhibit).

99.1	Press release of EnviroStar, Inc., dated September 11, 2017.